This presentation includes forward-looking statements
which reflect the Company’s current views with respect
to future events and financial performance, but involve
uncertainties that could significantly impact results. The
Private Securities Litigation Reform Act of 1995
provides a “safe harbor” for such forward-looking
statements.
Safe Harbor Statement

This presentation contains non-GAAP financial measures
within the meaning of Regulation G promulgated by the
Securities and Exchange Commission. A reconciliation of
these non-GAAP financial measures to their comparable
financial measures, calculated in accordance with
generally accepted accounting principals in the United
States (“GAAP”), are set forth in Met-Pro’s current report
on Form 8-K.
Non-GAAP Financial Measures
Non-GAAP Financial Measures

Company Profile
▪ Leading niche-oriented global provider of:
 – Product recovery and pollution control
 products and services
 – Fluid handling products and services
▪ Diversified portfolio of global businesses
 and product lines
▪ Track record of strong financial performance
 over 41 year operating history

Fluid Handling
26%
Filtration/
Purification
22%
Product Recovery/
Pollution Control
52%
Revenue Breakdown
Business Segmentation -
Leveraging Synergies
Business Segmentation -
Leveraging Synergies

Date
Acquired
Centrifugal metal pumps for chemical, petrochemical,
hot oil and hot water applications with temperatures
up to 850° F
Thermoset fiberglass reinforced plastic (“FRP”)
centrifugal pumps with flows up to 5,000 GPM
Thermoplastic pumps with flows up to 250 GPM
Chemical and biological odor control systems, fume
and gas scrubbers, air strippers and fans
Pulse-jet fabric filters, cartridge collectors
and cyclones
Patented Tri-Stack™ mixed flow fans for laboratory
fume hood exhaust systems
Catalytic, thermal and regenerative thermal oxidation
systems
Duall
Flex-Kleen
Strobic Air
Systems
Business Unit
Description
1988
1998
1996
1966
1984

1971
1971
Custom pleating, filters, cartridges and filter housings
Horizontal disc, cartridge, bag, carbon and oil
absorbing filters
Proprietary chemicals for treatment of municipal,
industrial and commercial water systems
1971

1971
(2002)(1)
1993

(1) Merger of Stiles-Kem (acquired in 1971) and Pristine Hydrochemical Inc. (acquired 2002)
Business Units
Business Units

Mefiag Filter System
Flex-Kleen Pulse-Jet
Cartridge Dust Collector
Fybroc FRP Pumps
Strobic Air Patented
Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter
Cartridges
Duall AroBIOS™ Bioscrubber
Pristine Water
Treatment
Chemicals
Products from Single Units…

Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Duall Multi Component
Hot Gas Scrubber System
Flex-Kleen
Bag Houses
Systems Rotary
Concentrator and
Recuperative
Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans
…to Large, Complex Projects

Harleysville, PA
Telford, PA
Hatfield, PA
Barrie, Ontario,
Canada
Anaheim, CA
Minot, ND
Waukegan, IL
Glendale Heights, IL
Owosso, MI
Indianapolis, IN
Guangzhou,
People’s Republic
of China
Vernoille,
France
Heerenveen,
The Netherlands
Locations of Facilities

Investment Highlights
▪ High margin business with 40% recurring parts and consumables sales
▪ Growing business with:
 – Strong organic growth
 • Diverse, synergistic product offering
 • Strong brand recognition
 • Multiple end markets
 • Loyal and diverse customer base
 – Expanding global presence
 – Gross margin improvement
 – Opportunity to leverage fixed operating cost structure
 – Disciplined strategic acquisitions
▪ Outsourcing minimizes growth constraints and reduces risks during downturns
▪ Experienced management team supported by strong Board of Directors
▪ Strong balance sheet
▪ Dividends paid for thirty-three consecutive years

Growth Drivers
▪ Favorable regulatory environment
▪ Worldwide industrialization in
 emerging markets
▪ Reduction of energy consumption
▪ Upgrade and retro-fit opportunities
▪ End market expansion
▪ Growing brand awareness worldwide
▪ Process control and protection of
 downstream equipment
▪ Performance improvement

Growth Strategies
▪ Increase penetration in existing markets
 through cross-selling
▪ Expand geographic reach
▪ Globally penetrate new markets
▪ New product development
▪ Strategic acquisitions and technology
 licensing agreements
▪ Global sourcing
▪ Strong customer focus

 – Pricing power
 – Single source solutions
 – Centralize purchasing function
 • Global sourcing
 • Volume discounts
 – Consolidation
 – Improved project execution
 – Leverage operating expenses
 – Higher margin international sales
Margin Improvement Strategies
▪ Grow operating margin by 4 to 5 percentage points

Competitive Environment
▪ Competition highly fragmented
 – Large competitors
 • Not niche oriented
 – Small competitors
 • Limited products and services
 • Limited geographic coverage
 • Limited financial strength
▪ No single competitor across full range of products
▪ Outsourcing
 – Minimizes growth constraints
 – Reduces customer freight expense
▪ Met-Pro recognized as one of top suppliers in the niches
 in which we compete
▪ Diversity of products and knowledge of market niches

Customers & Major Markets
▪ Over 8,000 active customers
 – Large cross-section of industries
 including Fortune 1000 companies
▪ Major markets include
 – Pharmaceutical
 – Chemical/petrochemical
 – Food processing
 – Metal finishing
 – Saltwater aquariums
 – Refinery
 – Semiconductor/electronics
 – Municipalities
 – Universities
 – Hospitals/public health
 – Government facilities

For FYE 1/31
First
Nine Months
$68.9
First
Nine Months
$77.6
Net Sales

International Sales (Millions)
For FYE 1/31
$14.3
First Nine
Months
For FYE 1/31/2007
Strong International Sales Growth

For FYE 1/31
(a)
(a)
(a)
$9.2
First
Nine Months
$5.2
First
Nine Months
$7.0
(b)
(a) Adjusted for (i) $0.2 million of non-recurring costs in the FYE 2007 related to the relocation of the Company’s Sethco and Mefiag business units and the expansion of the Company’s Netherlands and Telford, Pennsylvania facilities, (ii) a one time loss amounting to $0.2 million on the curtailment of pension benefits in the FYE 2007, and (iii) an increase in the estimated tax rate primarily related to a reduction in the tax benefit provided by R&D tax credits in the amount of $0.6 million in FYE 2006, of which
 $0.5 million related to the three year period ended 1/31/2005.
(b) Including gain on sale of building.
(c) Excluding gain on sale of building.
(c)
Adjusted Net Income

For FYE 1/31
(a) Adjusted for (i) $0.2 million of non-recurring costs in the FYE 2007 related to the relocation of the Company’s Sethco and Mefiag business units and the expansion of the Company’s Netherlands and Telford, Pennsylvania facilities, (ii) a one time loss amounting to $0.2 million on the curtailment of pension benefits in the FYE 2007, and (iii) an increase in the estimated tax rate primarily related to a reduction in the tax benefit provided by R&D tax credits in the amount of $0.6 million in FYE 2006, of which
 $0.5 million related to the three year period ended 1/31/2005.
(b) Including gain on sale of building.
(c) Excluding gain on sale of building.
(a)
(a)
(a)
$0.60
First
Nine Months
$0.34
First
Nine Months
$0.46
(b)
(c)
Adjusted EPS, Diluted

Ended 10/31/2007
(a) Excluding the net after tax gain of approximately $2.2 million on the sale of property previously associated with the Company’s
 Sethco business unit in Hauppauge, New York.
2007
Increase
w/o Gain on
Property
2007
2006
$68.9
$ 5.2
$ 0.34
Net Sales
(Millions)
$77.6
$ 9.2
0.60
Net Income
(Millions)
Earnings
Per Share
(Dollars)
(a)
$77.6
$ 7.0
13%
34%
35%
30.4%
32.3%
Gross Profit %
32.3%
-
$
0.46
$
First Nine Months

Ended 10/31/2007
Shareholder’s Equity (Millions)
 4.2
Current Ratio
$80.8
Long-Term Debt (Millions)
 $20.8
Cash on Hand (Millions)
 $ 4.3
$1.36
per share
Cash, Net of Debt (Millions)
$16.5
$1.08
per share
Financial Strength

8,000 to 30,000 shares
$0.146
$0.155
$0.166
$0.178
$0.191
$0.207
Stock Dividends

Why Invest in Met-Pro Today?
▪ High margin business with 40% recurring parts and consumables sales
▪ Growing business with:
 – Strong organic growth
 • Diverse, synergistic product offering
 • Strong brand recognition
 • Multiple end markets
 • Loyal and diverse customer base
 – Expanding global presence
 – Gross margin improvement
 – Opportunity to leverage fixed operating cost structure
 – Disciplined strategic acquisitions
▪ Outsourcing minimizes growth constraints and reduces risks during downturns
▪ Experienced management team supported by strong Board of Directors
▪ Strong balance sheet
▪ Dividends paid for thirty-three consecutive years